SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 14, 2002
                                                         -----------------

                               KOGER EQUITY, INC.
                               -------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     FLORIDA
                                    --------
                  State or Other Jurisdiction of Incorporation)


          1-9997                                        59-2898045
--------------------------------------------------------------------------------
   (Commission File Number)                           (IRS Employer
                                                    Identification No.)

      433 PLAZA REAL, SUITE 335
        BOCA RATON, FLORIDA                              33432
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)               (Zip Code)

                              (561) 395-9666
             (Registrant's Telephone Number, Including Area Code)

                                    NA
        (Former Name or Former Address, if Changed Since Last Reports)

Item 9.    Regulation FD Disclosure

Koger Equity, Inc. announced that it had entered into a definitive agreement for the purchase of three properties in Houston, Texas, for $102 million, as more particularly described in its News Release, dated November 14, 2002, a copy of which is attached hereto as Exhibit 99 and by this reference made a part hereof. The three office buildings, known as the Lakes on Post Oak, are adjacent to the Houston Galleria Mall.

For more information on Koger Equity, Inc., contact the company at 904-538-8871 or visit its Web site at WWW.KOGER.COM.


Item 7.   Financial Statements and Exhibits.

    (c)  Exhibits

         Exhibit
         Number    Description of Exhibit
         -------   ----------------------
           99      Koger Equity, Inc. News Release, dated November 14, 2002.









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






                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                                   KOGER EQUITY, INC.




      Dated:  November 14, 2002     By:    /S/ Robert E. Onisko
                                           ---------------------------
                                               Robert E. Onisko
                                    Title:     Vice President and
                                               Chief Financial Officer









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


                                  EXHIBIT INDEX

The following designated exhibit is filed herewith:

            Exhibit
            Number    Description of Exhibit
            -------   ----------------------
              99      Koger Equity, Inc. News Release, dated November 14, 2002.






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